                                                                   EXHIBIT 10.48


                         AMENDMENT AND SUPPLEMENT NO. 3

                                       TO

                                CREDIT AGREEMENT

                  AGREEMENT, made as of this 21st day of January, 2000, by and among:

                  POLYVISION CORPORATION, a New York corporation ("POLYVISION"), POSTERLOID CORPORATION, a Delaware corporation ("POSTERLOID"), GREENSTEEL, INC., a Delaware corporation ("GREENSTEEL") (each of PolyVision, Posterloid and Greensteel, a "BORROWER" and collectively, the "BORROWERS");

                  The financial institutions which have executed the signature pages annexed hereto (individually, a "LENDER PARTY" and collectively, the "LENDER PARTIES");

                  FLEET NATIONAL BANK, as European Letter of Credit Bank, Initial Issuing Bank, Swing Line Bank and Administrative Agent (in its capacity as Administrative Agent, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                  WHEREAS:

                  (A) The Borrowers are indebted to the Lender Parties pursuant to a Credit Agreement dated as of November 20, 1998 (as amended by Amendment No. 1 to Credit Agreement dated as of December 30, 1998, as further amended by Amendment No. 2 to Credit Agreement dated as of August 19, 1999, and as it is hereby and as it may hereafter from time to time be further amended, modified or supplemented, the "CREDIT AGREEMENT");

                  (B) The Borrowers have requested and the Lender Parties and the Administrative Agent have agreed, upon the terms and conditions set forth herein, (i) to permit the acquisition by Greensteel of substantially all of the assets of American Chalkboard Company, L.L.C., an Alabama limited liability company ("AMERICAN CHALKBOARD"), pursuant to the terms of the Asset Purchase Agreement dated JANUARY 21, 2000 for an aggregate cash purchase price not to exceed Five Million, Two Hundred and Fifty Thousand Dollars ($5,250,000) before assumed liabilities, fees and expenses, (ii) to permit the acquisition by Greensteel of substantially all of the assets of Peninsular Slate Company and Peninsular Slate Company of Texas (hereinafter referred to collectively, as "PENINSULAR SLATE"), pursuant to the terms of the Asset Purchase Agreement dated JANUARY 21, 2000 for an aggregate cash purchase price not to exceed Four Million, Two Hundred Thousand Dollars ($4,200,000) before fees and expenses,

(iii) to increase the Term A Facility by an aggregate principal amount of Ten Million ($10,000,000) Dollars, which amount shall be used to finance, in part, the Amendment No. 3 Acquisitions (as hereinafter defined), (iv) to amend and restate Section 2.4(a) of the Credit Agreement relating to the repayment of the Term A Advances, (v) to add a new Lender; and (vi) to revise certain other provisions of the Credit Agreement; and

                  (C) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                         AMENDMENTS TO CREDIT AGREEMENT

                  This Amendment and Supplement No. 3 to Credit Agreement shall be deemed to be an amendment and supplement to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment and Supplement No. 3 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article V hereof, in the following respects:

                  1.1 Article 1, "DEFINITIONS", is amended to insert the following new definitions where alphabetically appropriate:

                  "AMENDMENT NO. 3" means the Amendment and Supplement No. 3 to Credit Agreement dated as of January 21, 2000 among the Borrowers, the Lender Parties signatory thereto and the Administrative Agent.

                  "AMENDMENT NO. 3 ACQUISITIONS" means the acquisitions by Greensteel of all or substantially all of the assets of American Chalkboard and Peninsular Slate, pursuant to the terms of the Amendment No. 3 Acquisition Documents.

                  "AMENDMENT NO. 3 ACQUISITION DOCUMENTS" means the American Chalkboard Asset Purchase Agreement and the Peninsular Slate Asset Purchase Agreement and each of the other agreements, instruments and documents executed or delivered by any of the parties thereto or their respective Subsidiaries pursuant thereto or in connection herewith, and all schedules and exhibits related to such agreements; including, without limitation, any escrow agreements relating thereto.

                  "AMENDMENT NO. 3 EFFECTIVE DATE" means the date set forth in Amendment No. 3 as the "Amendment No. 3 Effective Date".

                  "AMENDMENT NO. 3 TRANSACTIONS" means the transactions contemplated by the Amendment No. 3 Acquisition Documents and by Amendment No. 3.

                  "AMERICAN CHALKBOARD" means American Chalkboard Company, L.L.C., an Alabama limited liability company.

                  "AMERICAN CHALKBOARD ACQUISITION" means the acquisition by Greensteel of substantially all of the assets of American Chalkboard, pursuant to the terms of the American Chalkboard Asset Purchase Agreement.

                  "AMERICAN CHALKBOARD ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of JANUARY 21, 2000 (as it may from time to time be amended, supplemented, restated or otherwise modified to the extent not prohibited under this Agreement), between Greensteel and American Chalkboard, together with all schedules, exhibits and annexes thereto or delivered as a part thereof.

                  "PENINSULAR SLATE" means, collectively, Peninsular Slate Company and Peninsular Slate Company of Texas.

                  "PENINSULAR SLATE COMPANY" means Peninsular Slate Company, a Michigan corporation.

                  "PENINSULAR SLATE COMPANY OF TEXAS" means Peninsular Slate Company of Texas, a Texas corporation.

                  "PENINSULAR SLATE ACQUISITION" means the acquisition by Greensteel of all or substantially all of the assets of Peninsular Slate, pursuant to the terms of the Peninsular Slate Asset Purchase Agreement.

                  "PENINSULAR SLATE ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of JANUARY 21, 2000 (as it may from time to time be further amended, supplemented, restated or otherwise modified to the extent not prohibited under this Agreement), between Greensteel and Peninsular Slate, together with all schedules, exhibits and annexes thereto or delivered as a part thereof.

                  1.2 The definition of "Material Adverse Effect" is amended to add immediately following the words "on the Closing Date and after giving effect to the consummation of the Nelson Adams Acquisition on the Amendment No. 2 Effective Date" the words "and after giving effect to the consummation of the Amendment No. 3 Acquisitions on the Amendment No. 3 Effective Date".

                  1.3 The definition of "Existing Debt" is amended to insert immediately following the words "the Nelson Adams Transaction" the words "and (as of the date of Amendment No. 3) the Amendment No. 3 Transactions".

                  1.4 Section 2.1(a), "THE TERM A ADVANCES", is amended and restated to read as follows:

                  (a) THE TERM A ADVANCES. The Borrowers acknowledge that each of the Term A Lenders (other than Bankers Trust Company, which became a Lender pursuant to Amendment No. 3) has made a Term A Advance to the Borrowers either on the Closing Date or on the Amendment No. 2 Effective Date (or assumed a portion thereof by assignment after the Closing Date) in an amount equal to such Term A Lender's Term A Commitment as in effect on such date (or as assumed by such Lender after the Closing Date by assignment). Bankers Trust Company agrees, on the terms and conditions hereinafter set forth, to make a Term A Advance to the Borrowers on the Amendment No. 3 Effective Date in an amount not to exceed Bankers Trust Company's Term A Commitment on such date. Except for the Term A Advance made by Bankers Trust Company to the Borrowers on the Amendment No. 3 Effective Date, each Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments as in effect on the date of the relevant Term A Borrowing. Amounts borrowed under this
                  Section 2.1(a) and repaid or prepaid may not be reborrowed.

                  1.5 (a) The grid set forth in Section 2.4(a) relating to repayment of Term A Advances, is amended and restated to read as follows:


               Date                                             Amount
               ----                                             ------

January 31, 2000                                              $649,887.84
Each of April 30, July 31 and October 31, 2000              $1,098,293.92
Each of January 31, April 30, July 31 and
October 31, 2001                                            $1,308,742.52
Each of January 31, April 30, July 31 and
October 31, 2002                                            $1,462,362.98
Each of January 31, April 30, July 31 and
October 31, 2003                                            $2,048,525.52
Each of January 31, April 30, July 31 and
October 31, 2004                                            $  479,970.48


                  1.7 Section 2.14, "USE OF PROCEEDS" is amended and restated to read as follows:

                  SECTION 2.14 USE OF PROCEEDS. (a) The proceeds of the Advances and issuances of Letters of Credit (other than the Advances made on the Amendment No. 2 Effective Date and the Amendment No. 3 Effective Date) shall be available, and the Borrowers shall use such proceeds and

                  Letters of Credit solely (i) to finance in part the AIG Acquisition, (ii) to pay fees and expenses incurred in connection with the AIG Acquisition and the Transaction, and
                  (iii) to finance working capital and capital expenditures of the Borrowers, but not in any event to finance the Nelson Adams Acquisition nor the Amendment No. 3 Acquisitions, nor shall any Revolving Credit Advances be borrowed in anticipation of the Amendment No. 3 Acquisitions, and (b) the proceeds of the Term A Advance made on the Amendment No. 3 Effective Date shall be used to finance, in part, the Amendment No. 3 Acquisitions, with the remainder of such proceeds to be used to pay fees and expenses related to the Amendment No. 3 Acquisitions and for working capital and capital expenditures of the Borrowers.

                  1.8 Sections 4.27 and 11.4(b) are amended to insert a comma immediately following the words "Transaction" or "Transactions", to delete the word "or" before the words "the Nelson Adams Transaction", and to add, immediately following the words "the Nelson Adams Transaction" the words "or the Amendment No. 3 Transactions."

                  1.9 Section 5.15, "PERFORMANCE OF AIG ACQUISITION DOCUMENTS", is amended to add immediately following the words "Nelson Adams Acquisition Documents"(but before the end of the parenthetical), the phrase "and Permitted Acquisition Documents".

                  1.10 Section 6.12, "AMENDMENT, ETC. OF AIG ACQUISITION DOCUMENTS", is amended to add immediately following the words "Nelson Adams Acquisition Documents" (but before the end of the parenthetical), the phrase "and Permitted Acquisition Documents."

                  1.11 Section 8.1, "CONSOLIDATED DEBT TO EBITDA RATIO" is amended to change both the proviso and the chart following such proviso to read as follows (leaving the chart that appears prior to such proviso unaltered):

                  PROVIDED, HOWEVER, that for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition, the Nelson Adams Acquisition and the Amendment No. 3 Acquisitions):



           Date                                                    Amount
           ----                                                    ------

           September 30, 1999                                      $3,300,000
           December 31, 1999                                       $2,300,000
           March 31, 2000                                          $1,350,000
           June 30, 2000                                           $  900,000
           September 30, 2000                                      $  450,000

                  1.12 Section 8.2, "INTEREST COVERAGE RATIO" is amended to change both the proviso and the chart following such proviso to read as follows (leaving the chart that appears prior to such proviso unaltered):

                  PROVIDED, HOWEVER, that for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition, the Nelson Adams Acquisition and the Amendment No. 3 Acquisitions):



           Date                                                    Amount
           ----                                                    ------

           September 30, 1999                                      $3,300,000
           December 31, 1999                                       $2,300,000
           March 31, 2000                                          $1,350,000
           June 30, 2000                                           $  900,000
           September 30, 2000                                      $  450,000


                  1.13 Section 8.3, "FIXED CHARGE COVERAGE RATIO" is amended to change both the proviso and the chart following such proviso to read as follows (leaving the chart that appears prior to such proviso unaltered):

                  PROVIDED, HOWEVER, that for purposes of calculating EBITDA for the most recently completed four fiscal quarters of the Borrowers ending on each of the following dates, there shall be added to such EBITDA the amounts set forth next to such dates (representing in each case estimated cost savings resulting from the AIG Acquisition, the Nelson Adams Acquisition and the Amendment No. 3 Acquisitions):



           Date                                                    Amount
           ----                                                    ------
           September 30, 1999                                      $3,300,000
           December 31, 1999                                       $2,300,000
           March 31, 2000                                          $1,350,000
           June 30, 2000                                           $  900,000
           September 30, 2000                                      $  450,000


                  1.14 Section 11.4(b) is amended to add immediately following the words "Nelson Adams Acquisition" the words "and/or Permitted Acquisitions."

                  1.15 Schedule I to the Credit Agreement is replaced by
Schedule I annexed hereto as EXHIBIT A.

                  1.16 The Schedules annexed hereto as part of SCHEDULE 1 shall be deemed respectively to replace the Schedules of the respective corresponding number presently attached to the Credit Agreement.

                                   ARTICLE II.
                 ADDITION OF NEW LENDER; CHANGES IN COMMITMENTS

                  2.1 (a) The parties hereto hereby acknowledge and confirm that immediately upon the Amendment No. 3 Effective Date (as defined in Article V below), Bankers Trust Company shall become a party to the Credit Agreement (including any amendments thereto) and shall have the rights and obligations of a Lender thereunder.

                  (b) Bankers Trust Company (i) confirms that it has received a copy of the Credit Agreement and all amendments thereto, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement, (ii) agrees that it will independently and without reliance upon the Administrative Agent or any Lender other than itself, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) acknowledges that neither the Administrative Agent nor any Lender makes any representation or warranty nor does the Administrative Agent or any Lender assume any responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or (b) the financial condition of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their Obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto, (iv) appoints and authorizes the Administrative Agent to take such action as its agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Credit Agreement, are required to be performed by it as a Lender.

                  2.2 Commencing as of the Amendment No. 3 Effective Date,
Schedule I to the Credit Agreement shall be deemed amended and restated in the form annexed hereto as EXHIBIT A to reflect the addition of Bankers Trust Company as a Term A Lender and its Term A Commitment as of the Amendment No. 3 Effective Date.

                  2.3 The Borrowers shall, simultaneously with the execution and delivery of this Amendment No. 3, execute and deliver in favor of Bankers Trust Company, a Term A Note, substantially in the form of Exhibit D to the Credit Agreement, in principal amount equal to the Term A Commitment of Bankers Trust Company as shown on EXHIBIT A annexed hereto (the "NEW TERM A NOTE").

                  2.4 All references in the Credit Agreement, Loan Documents and all other instruments, documents and agreements executed and delivered pursuant to any of the foregoing, to "the ratable benefit of the Lender Parties", "pro rata", or terms of similar effect shall be deemed to refer to the ratable interests of the Lender Parties, as their respective ratable interests shall be adjusted to reflect the changes in the Term A Commitment as set forth on EXHIBIT A annexed hereto.

                                  ARTICLE III.
                               CONSENT AND WAIVER

                  3.1 Notwithstanding any provisions of the Credit Agreement to the contrary, on the terms and conditions of this Amendment No. 3, the Lender Parties and the Administrative Agent hereby consent to the acquisition by Greensteel of substantially all of the assets of American Chalkboard and the acquisition by Greensteel of all or substantially all of the assets of Peninsular Slate (hereinafter collectively referred to as the "ACQUIRED ASSETS") (as defined in Section 1.1 hereof and hereafter, the "AMENDMENT NO. 3 ACQUISITIONS"), upon the terms and conditions set forth in the Amendment No. 3 Acquisition Documents (as defined in Section 1.1 hereof and hereafter, the "AMENDMENT NO. 3 ACQUISITION DOCUMENTS"), and SUBJECT, FURTHER, to the fulfillment, to the satisfaction of the Lender Parties and the Administrative Agent, of the conditions precedent set forth in Article V hereof. The Amendment No. 3 Acquisitions shall be deemed to be Permitted Acquisitions, as such term is defined in the Credit Agreement and all references in the Credit Agreement and this Amendment No. 3 to Permitted Acquisitions shall be deemed to include the Amendment No. 3 Acquisitions.

                  3.2 The Administrative Agent and the Lender Parties acknowledge that simultaneously with the execution and delivery of this Amendment No. 3, each of the Borrowers and each Domestic Subsidiary has executed and delivered to the Administrative Agent appropriate amendments to the Initial Security Agreement and the Intellectual Property Security Agreement.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

                  The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lender Parties that:

                  4.1 There exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

                  4.2 Each and every one of the representations and warranties set forth in Article 4 (before and after giving effect to the amendments thereto effected by this Amendment No. 3) of the Credit Agreement is true in all respects as if made on the date hereof, except (a) for changes in the ordinary course of business not prohibited by the Credit Agreement, none of which, either singly or in the aggregate, have had a Material

Adverse Effect on the Borrowers and their Subsidiaries taken as a whole; and (b) that certain amended Schedules to the Credit Agreement are attached hereto as
SCHEDULE 1 to this Amendment No. 3; such Schedules having been amended to reflect, in all applicable respects, Greensteel's acquisition of the Acquired Assets.

                  4.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 3, the New Term A Note, amendments to the Initial Security Agreement and the Intellectual Property Security Agreement, and each other agreement, instrument or document contemplated to be executed or delivered by the Borrowers or any other Loan Party pursuant to this Amendment No. 3 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 3, as the "NEW DOCUMENTS") and to consummate the transactions contemplated hereby and thereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the New Documents and the consummation of the transactions contemplated hereby and thereby (including by the Credit Agreement as amended hereby).

                  4.4 Neither execution and delivery of the New Documents by any Loan Party nor the consummation by it of the transactions contemplated hereby and thereby (including by the Credit Agreement as amended hereby) (a) conflict with, or result in any breach or violation of any provision of, the certificate of incorporation or by-laws of any Loan Party, (b) conflict with or result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens granted or permitted by the Collateral Documents or the Credit Agreement, as amended and supplemented to date) under any of the terms, conditions or provisions of any loan agreement, indenture, mortgage, deed of trust, lease or other material contract, instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties, or (c) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award.

                  4.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is or will be required for (a) the due execution, delivery, recordation, filing or performance by any Loan Party of the New Documents to which it is or is to be a party, or for the consummation of the Amendment No. 3 Acquisitions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created by the Collateral Documents (including the first and only priority nature thereof, subject to Permitted Liens) or (d) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on SCHEDULE 4.4 to the Credit Agreement, as amended hereby, all of which have been duly obtained, taken, given or made and are in full force and effect, and except for filing UCC financing statements in additional jurisdictions as occasioned by the Amendment No. 3 Acquisitions. All applicable waiting periods in connection with the Amendment No. 3 Acquisitions have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Amendment No. 3 Acquisitions or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

                  4.6 This Amendment No. 3, the New Term A Note and the other New Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each of them and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

                  4.7 The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the New Term A Note and the Credit Agreement as amended hereby. Except for the filing of UCC financing statements in additional jurisdictions as occasioned by the Amendment No. 3 Acquisitions, no new filings or recordings are required in order to maintain the existing perfection or priority of the Liens in favor of the Administrative Agent purportedly granted by the Collateral Documents, or to secure the portion of the Term A Advance that is being made pursuant to this Amendment No. 3.

                  4.8 (a) The Borrowers and each other Loan Party thereto has the corporate power to execute and deliver each of the Amendment No. 3 Acquisition Documents to which it is or will be a party and to perform such Amendment No. 3 Acquisition Documents.

                      (b) Each Amendment No. 3 Acquisition Document to which any Loan Party or any of its respective Subsidiaries is a party has been duly executed and delivered by such Loan Party or such Subsidiary, as the case may be, and, to the best knowledge of the Borrowers, each Amendment No. 3 Acquisition Document has been duly executed and delivered by the parties thereto other than the Borrowers and their Subsidiaries, and is in full force and effect. The representations and warranties of any Loan Party and each of its respective Subsidiaries contained in each Amendment No. 3 Acquisition Document to which such Loan Party or such Subsidiary, as the case may be, is a party are true and correct in all material respects on the date hereof and will be true and correct in all material respects on the Amendment No. 3 Effective Date and the date of consummation of the Amendment No. 3 Acquisitions, as if made on each of such dates, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Administrative Agent and each Lender Party directly as of the date hereof, the Amendment No. 3 Effective Date, and the date of consummation of the Amendment No. 3 Acquisitions.

                      (c) The execution and delivery by any Loan Party of each of the Amendment No. 3 Acquisition Documents to which it is or will be a party and the performance by each such Loan Party under each of the Amendment No. 3 Acquisition Documents to which it is or will be a party does not (i) violate any law, rule or regulation (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) or (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any governmental entity, or any certificate of incorporation or by-laws of or applicable to any Loan Party or create (with or without the giving of notice or lapse of time, or both) a default under or breach of or conflict with any agreement, instrument, ordinance, resolution, decree, determination, award, bond, note, indenture, mortgage, deed of trust, lease, writ, order or judgment to which it is a party or by which it is bound, or any other agreement or instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected (other than any agreement or other instrument of any kind the assets, revenues or liabilities in respect of which do not exceed $100,000 individually or $250,000 in the aggregate with respect to all of the foregoing and the breach thereof or conflict therewith could not have a Material Adverse Effect on the Borrowers and their Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any Loan Party or any of its Subsidiaries, except for the Liens created and granted or permitted under the Collateral Documents or Credit Agreement, as amended and supplemented to date.

                      (d) Upon consummation of each of the Amendment No. 3 Acquisitions, each such Amendment No. 3 Acquisition shall have been consummated pursuant to the terms and conditions of the applicable Amendment No. 3 Acquisition Documents and in compliance with all applicable laws, and ownership of all of the Acquired Assets shall have vested in Greensteel free and clear of all Liens, other than those created or permitted by the Collateral Documents or the Credit Agreement, each as amended and supplemented to date. None of PolyVision or any of its Subsidiaries which are parties to any of the Amendment No. 3 Acquisition Documents has waived compliance by any of the other parties thereto with any term, covenant or condition thereof, and no party thereto has breached any covenant set forth therein or failed to perform any of its obligations thereunder which waiver, breach or failure to perform is of a material term or condition or could reasonably be expected to materially and adversely affect the Acquired Assets or otherwise have a Material Adverse Effect.

                      (e) Each Amendment No. 3 Acquisition Document to which any Loan Party or any of its respective Subsidiaries is or is to be a party has been duly executed and delivered by such Loan Party or such Subsidiary, as the case may be, and, to the best knowledge of the Borrowers, each Amendment No. 3 Acquisition Document has been duly executed and delivered by the parties thereto other than the Borrowers and their Subsidiaries, and is in full force and effect. The representations and warranties of any Loan Party and each of its respective Subsidiaries contained in each Amendment No. 3 Acquisition Document to which such Loan Party or such Subsidiary, as the case may be, is or is to be a party are true and correct in all material respects on the date hereof, and the Administrative Agent and each Lender Party shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Administrative Agent and each Lender Party directly as of the date hereof.

                      (f) True, correct and complete copies of each of the Amendment No. 3 Acquisition Documents have been delivered to the Administrative Agent, and as of the Amendment No. 3 Effective Date, each of the Amendment No. 3 Acquisitions shall have been consummated in accordance therewith, and no party thereto shall have waived any material term or condition contained therein.

                      (g) Each Amendment No. 3 Acquisition Document to which any Loan Party or American Chalkboard or Peninsular Slate is a party, when duly executed and delivered by such Loan Party, American Chalkboard or Peninsular Slate, as applicable, constitutes the valid and legally binding obligation of each such Loan Party or (to the best knowledge of the Borrowers) American Chalkboard and Peninsular Slate, as the case may be, enforceable in accordance with its terms.

                      (h) No Borrower and none of Borrower's Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrowers, nor the consummation of any of the transactions contemplated by this Amendment No. 3 or any Amendment No. 3 Acquisition Document will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations T, U or X of the Federal Reserve Board. No Borrower is subject to regulation under any federal, state or foreign statute or regulation which limits its ability to incur Debt.

                  4.9 FINANCIAL STATEMENTS. (a) The Consolidated balance sheets of American Chalkboard as at the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998 and the related Consolidated statements of income and statements of cash flows of American Chalkboard for the fiscal years ended 1996, 1997 and 1998, accompanied by an opinion of Aldridge, Borden & Company, P.C., and the unaudited Consolidated balance sheet of American Chalkboard as applicable at September 30, 1999, and the related unaudited Consolidated statement of income and Consolidated statement of cash flows of American Chalkboard for the nine months ended September 30, 1999 duly certified by the chief financial officer of American Chalkboard, copies of which have been furnished to each Lender Party, fairly present, or when delivered, shall fairly present, subject, in the case of said interim balance sheet, statements of income and cash flows, to normal year-end audit adjustments, the Consolidated financial condition of American Chalkboard as at such dates and the Consolidated results of the operations of American Chalkboard for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since December 31, 1998 there has been no change which could reasonably be expected to result in a Material Adverse Effect.

                      (b) The Consolidated balance sheets of Peninsular Slate Company as at the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998 and the related Consolidated statements of income and statements of cash flows of Peninsular Slate Company for the fiscal years ended 1996, 1997 and 1998, compiled by Moore & Moore, P.C. and the unaudited Consolidated balance sheet of Peninsular Slate Company as applicable at September 30, 1999, and the related unaudited Consolidated statement of income and Consolidated statement of cash flows of Peninsular Slate Company for the nine months ended September 30, 1999 duly certified by the chief financial officer of Peninsular Slate Company, copies of which have been furnished to each Lender Party, fairly present, or when delivered, shall fairly present, subject, in the case of said interim balance sheet, statements of income and cash flows, to normal year-end audit adjustments, the Consolidated financial condition of Peninsular Slate Company as at such dates and the Consolidated results of the operations of Peninsular Slate Company for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since December 31, 1998 there has been no change which could reasonably be expected to result in a Material Adverse Effect.

                      (c) The Consolidated balance sheets of Peninsular Slate Company of Texas as at the fiscal years ended April 30, 1998 and April 30, 1999 and the related Consolidated statements of income and statements of cash flows of Peninsular Slate Company of Texas for the fiscal years ended 1997, 1998 and 1999, compiled by of Moore & Moore, P.C. and the unaudited Consolidated balance sheet of Peninsular Slate Company of Texas as applicable at September 30, 1999, and the related unaudited Consolidated statement of income and Consolidated statement of cash flows of

Peninsular Slate Company of Texas for the five months ended September 30, 1999 duly certified by the chief financial officer of Peninsular Slate Company of Texas, copies of which have been furnished to each Lender Party, fairly present, or when delivered, shall fairly present, subject, in the case of said interim balance sheet, statements of income and cash flows, to normal year-end adjustments, the Consolidated financial condition of Peninsular Slate Company of Texas as at such dates and the Consolidated results of the operations of Peninsular Slate Company of Texas for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since April 30, 1999 there has been no change which could reasonably be expected to result in a Material Adverse Effect.

                  4.10 PRO FORMA FINANCIAL STATEMENTS; PROJECTIONS. (a) The Consolidated pro forma balance sheet of the Borrowers and their Subsidiaries as at September 30, 1999 and the related Consolidated pro forma statement of income and cash flows of the Borrowers and their Subsidiaries for the twelve month period then ended, certified by the chief executive officer or chief financial officer of each Borrower, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Borrowers and their Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrowers and their Subsidiaries for the period ended on such date, in each case after giving effect to the Amendment No. 3 Acquisitions, all in accordance with GAAP (to the extent that pro forma information can comply with GAAP) and subject to the assumptions stated therein (the aforementioned financial statements are hereinafter referred to collectively as the "AMENDMENT NO. 3 PRO FORMA FINANCIALS").

                  (b) The projections delivered on the Amendment No. 3 Effective Date have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof the Borrowers' good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions (it being understood that projected financial information is not to be viewed as facts and that the actual results during the period or periods covered thereby may differ from the projected results and that the differences may be material).

                  4.11 ACCURATE INFORMATION. None of the information, exhibits or reports furnished by any Loan Party or any of the European Borrowers to the Administrative Agent or any Lender Party in connection with this Amendment No. 3 contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                                   ARTICLE V.
                                   CONDITIONS

                  The effectiveness of this Amendment No. 3 shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article V, and the date on which all such conditions shall have been fulfilled to the satisfaction of the

Administrative Agent and the Lender Parties, and this Amendment No. 3 shall have become effective, shall be herein called the "AMENDMENT NO. 3 EFFECTIVE DATE":

                  5.1 Each of the parties hereto shall have executed this Amendment No. 3 and delivered its signature hereon to the Administrative Agent.

                  5.2 (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 3 as though made on and as of such date except to the extent modified hereby and subject to permitted changes in accordance with Section 4.2 hereof and (b) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 3 Effective Date or would result from the taking effect of this Amendment No. 3, or the transactions contemplated hereby, including the Amendment No. 3 Acquisitions.

                  5.3 The Borrowers shall have:

                       (a) executed and delivered to Bankers Trust Company its New Term A Note, in form and substance satisfactory to the Administrative Agent and the Lender Parties;

                       (b) paid to each Lender who was a party to the Credit Agreement with outstanding Advances immediately prior to the Amendment No. 3 Effective Date (or to the Administrative Agent for distribution to such Lenders), $10,000;

                       (c) paid to the Administrative Agent any and all fees payable to the Administrative Agent pursuant to the terms of any separate letter agreement with any Borrowers;

                       (d) paid all reasonable legal (U.S. and foreign) and other out-of-pocket expenses incurred by the Administrative Agent in connection with the transactions contemplated by or referred to in this Amendment No. 3, including, without limitation, out-of-pocket due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, consultant, search, filing and recording fees, as well as reasonable out-of-pocket expenses theretofore incurred by the Administrative Agent in connection with the administration of the loan documentation;

                       (e) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrowers in connection herewith.

                  5.4 The Administrative Agent shall have received, on or before the date hereof, the following, each in form and substance satisfactory to the Administrative Agent:

                       (a) copies of the resolutions of the Board of Directors of the Borrowers and APV, certified by a Responsible Officer thereof, authorizing (i) the execution, delivery and performance by the Borrowers and APV of this Amendment No. 3 and the other New Documents; and (ii) the Amendment No. 3 Acquisitions and the execution, delivery and consummation of the Amendment No. 3 Acquisition Documents to which any of the Borrowers or APV is or is to be a party;

                       (b) good standing certificates of recent date for each of the Borrowers from the Secretary of State of its state of incorporation and the state in which its chief executive office is located;

                       (c) a certificate signed on behalf of each of the Borrowers and APV by a Responsible Officer, stating that there have been no amendments to such Borrower's, or APV's, charter since the Closing Date, or, in the case of PolyVision, since the Amendment No. 2 Effective Date; and

                       (d) a certificate signed on behalf of each of the Borrowers and APV by a Responsible Officer and the Secretary or an Assistant Secretary of each of the Borrowers and APV, certifying the names and true signatures of the officers of such Borrower or APV authorized to sign the New Documents, together with evidence of the incumbency of such authorized officers; a compliance certificate executed by a Responsible Officer of each of the Borrowers and APV dated the Amendment No. 3 Effective Date certifying that the conditions set forth in Section 5.2 and otherwise in this Article V (as they pertain to such Borrower or APV) have been satisfied.

                  5.5 With respect to the Acquired Assets, the Administrative Agent shall have received each of the following duly executed by each applicable Loan Party, and otherwise in form and substance satisfactory to the Administrative Agent:

                       (a) an amendment to the Initial Security Agreement granting to the Administrative Agent, for the ratable benefit of the Secured Parties, a first and only (subject to Permitted Liens) priority security interest in Acquired Assets of the type of Collateral described in the Initial Security Agreement, together with:

                                    (i) proper, duly executed financing
statements under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only (subject to Permitted Liens) priority Liens and security interests created under the Initial Security Agreement, covering the Collateral described in the Initial Security Agreement;

                                    (ii) to the extent required by the
Administrative Agent, completed requests for information, dated on or before the Amendment No. 3 Effective

Date, listing all effective financing statements filed that name either American Chalkboard or Peninsular Slate as debtor, together with copies of such financing statements;

                                    (iii) evidence of the completion of all
other recordings and filings of or with respect to the Initial Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

                                    (iv) evidence of the insurance required by
the terms of the Initial Security Agreement;

                                    (v) copies of the Assigned Agreements, if
any, referred to in the Initial Security Agreement, together with a consent (to the extent required by the Administrative Agent) to such assignments, if any, in substantially the form of Exhibit B to the Initial Security Agreement, duly executed by each party to such Assigned Agreements other than American Chalkboard and Peninsular Slate; and

                                    (vi) evidence that all other action that the
Administrative Agent may reasonably deem necessary or desirable in order to perfect and protect the first and only (subject to Permitted Liens) priority liens and security interests created under the Initial Security Agreement has been taken, INCLUDING, without limitation payment of all necessary or appropriate filing and recording fees and taxes;

                       (b) an amendment to the Intellectual Property Security Agreement granting to the Administrative Agent for the ratable benefit of the Secured Parties a first and only priority security interest in all of the Acquired Assets of the type of Collateral described in the Intellectual Property Security Agreement, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority Liens and security interests created under the Intellectual Property Security Agreement has been taken;

                           (c) (1) mortgages and leasehold mortgages (as applicable) on such owned and leased real property as the Administrative Agent may reasonably require sufficient for recording in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent, to create a valid and enforceable first priority lien on each Mortgaged Property listed on Schedule 4.21 to the Credit Agreement (as amended hereby) (subject only to Permitted Real Property Encumbrances) in favor of the Administrative Agent (or a trustee therefor) for the benefit of the Secured Parties; together with such title insurance, reports, surveys and consents as the Administrative Agent may require in connection therewith, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority Liens and security interests created under such mortgages has been taken;

                                    (2) If required by the Administrative Agent,
         mortgagee title insurance policies (or binding commitments to issue such title insurance policies) which shall (1) be issued to the Administrative Agent for the benefit of the Secured Parties by title insurance companies reasonably satisfactory to the Administrative Agent (the "MORTGAGE POLICIES") in amounts reasonably satisfactory to the Administrative Agent insuring that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects, encumbrances and other Liens except Permitted Real Property Encumbrances, (2) be in form and substance reasonably satisfactory to the Administrative Agent, (3) include, as appropriate, an endorsement for future advances under this Agreement, the Notes and the Mortgages and such other endorsements that the Administrative Agent in its discretion may reasonably request, (4) not include an exception for mechanics' liens, and (5) provide for affirmative insurance and such reinsurance (including direct access agreements) as the Administrative Agent in its discretion may reasonably request; and

                                    (3) If required by the Administrative Agent,
         surveys, in form and substance satisfactory to the Administrative Agent, of each Mortgaged Property listed on Schedule 4.21 to the Credit Agreement (as amended hereby), dated a recent date reasonably acceptable to the Administrative Agent, certified by a licensed professional surveyor in a manner satisfactory to the Administrative Agent for the benefit of the Secured Parties; and

                       (d) evidence that each Borrower is duly qualified and in good standing or existence as a foreign corporation in each State in which applicable law requires such Borrower to be so qualified, after giving effect to the acquisition of the Acquired Assets.

                  5.6 (a) The Administrative Agent shall have received copies of the Amendment No. 3 Acquisition Documents which shall be certified as true, correct and complete by a Responsible Officer of Greensteel, and shall be satisfactory to the Administrative Agent and the Lender Parties in all respects;

                       (b) The American Chalkboard Acquisition (as defined in
Section 1.1 hereof and hereafter the "AMERICAN CHALKBOARD ACQUISITION") shall have been consummated (prior to or simultaneously with the Amendment No. 3 Effective Date) pursuant to the terms and conditions of the American Chalkboard Asset Purchase Agreement (as defined in Section 1.1 hereof) for an aggregate cash amount at the Amendment No. 3 Effective Date not exceeding Five Million Two Hundred and Fifty Thousand ($5,250,000) Dollars (before assumed liabilities, fees and expenses);

                       (c) The Peninsular Slate Acquisition (as defined in
Section 1.1 hereof and hereafter the "PENINSULAR SLATE ACQUISITION") shall have been consummated (prior to or simultaneously with the Amendment No. 3 Effective
Date) pursuant to the terms and conditions of the Peninsular Slate Asset Purchase Agreement (as defined in

Section 1.1 hereof) for an aggregate cash amount at the Amendment No. 3 Effective Date not exceeding Four Million Two Hundred Thousand ($4,200,000) Dollars (before assumed liabilities, fees and expenses);

                       (d) Upon the Administrative Agent's request, the Borrowers shall have delivered to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent determines it should have physical possession in order to perfect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction; and

                       (e) The Borrowers shall have (i) obtained and delivered to the Administrative Agent landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Inventory or other tangible Collateral located at a location that is not owned by the Borrowers or their Subsidiaries (except in respect of immaterial amounts as described by the Borrowers to the Administrative Agent in writing prior to the Amendment No.3 Effective Date); (ii) delivered to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued (except in respect of immaterial amounts as described by the Borrowers to the Administrative Agent in writing prior to the Amendment No. 3 Effective Date); and (iii) taken all such other actions and obtained all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral, and otherwise complied with the provisions of Section 5.13 of the Credit Agreement.

                  5.7 The Lender Parties shall have received the following, all of which shall be satisfactory in form and substance to the Lender Parties, together with a compliance certificate executed by the Chief Financial Officer of each of the Borrowers certifying compliance with financial covenants set forth in the Credit Agreement:

                       (a) the Amendment No. 3 Pro Forma Financials;

                       (b) projections for the Borrowers and their Subsidiaries commencing with Fiscal Year ended December 31, 2000 through Fiscal Year ended December 31, 2006;

                       (c) A computation in detail of consolidated pro forma trailing twelve-month EBITDA of Polyvision and its Subsidiaries (as of September 30, 1999) which shall not be less than $24,500,000 (provided, however, there shall be added to such EBITDA the amount of $3,300,000 (representing estimated cost savings resulting from the AIG Acquisition, the Nelson Adams Acquisition and the Amendment No. 3 Acquisitions)) and determined in accordance with the Amendment No. 3 Pro Forma Financials;

                       (d) A computation of the Consolidated Debt to EBITDA Ratio, including in Consolidated Debt the debt evidenced by the Junior Subordinated Note, demonstrating that such Ratio is not greater than 4.5:1 on the Amendment No. 3 Effective Date and a computation of the Consolidated Debt to EBITDA Ratio, excluding the Junior Subordinated Note, demonstrating that such Ratio is not greater than 4.2:1 on the Amendment No. 3 Effective Date (and in each case such Ratio shall be calculated in the same manner as is set forth in Section 8.1 of the Credit Agreement as amended by this Amendment No. 3);

                       (e) Audited financial statements for American Chalkboard's fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998 prepared by Aldridge, Borden & Company, P.C., in form and substance (excluding in immaterial respects) satisfactory to the Required Lenders;

                       (f) Compiled financial statements for Peninsular Slate Company's fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998 prepared by Moore & Moore, P.C., in form and substance (excluding in immaterial respects) satisfactory to the Required Lenders; and

                       (g) Compiled financial statements for Peninsular Slate Company of Texas' fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 prepared by Moore & Moore, P.C., in form and substance (excluding in immaterial respects) satisfactory to the Required Lenders.

                  5.8 All governmental and third party consents and approvals necessary in connection with each aspect of the Amendment No. 3 Acquisitions and the Facilities shall have been obtained, including, without limitation, the consent of holders of the Senior Subordinated Notes (without the imposition of any conditions that are not acceptable to the Lender Parties), and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of the Amendment No. 3 Acquisitions or the Facilities.

                  5.9 There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that purports to adversely affect any aspect of the Amendment No. 3 Acquisitions or the Facilities.

                  5.10 The Lender Parties shall have received all additional financial, business and other information regarding the Borrowers and their respective properties and assets (including, without limitation, the Acquired Assets) as they shall have reasonably requested, and environmental surveys and reports and assessments prepared by third parties acceptable to the Administrative Agent and the Lender Parties, and all of the foregoing shall be acceptable to the Lender Parties.

                  5.11 The Borrowers shall have delivered a certificate, in form and substance reasonably satisfactory to the Administrative Agent and the Lender Parties, attesting to the Solvency of the Borrowers immediately before and immediately after giving effect to the Amendment No. 3 Acquisitions, from the chief financial officer of each of the Borrowers.

                  5.12 The Administrative Agent shall have received a favorable written opinion of Greenberg Traurig, counsel to the Borrowers and APV, and of such other counsel to the Borrowers (including foreign counsel) as the Administrative Agent may reasonably require, as to such matters relating to the transactions contemplated by this Amendment No. 3 (including the Amendment No. 3 Acquisitions (and absence of any required governmental consents in connection therewith)) and the Collateral Documents executed in connection therewith in form and substance as the Lender Parties may reasonably request.

                  5.13 All proceedings in connection with the transactions contemplated by this Amendment No. 3 including each of the Amendment No. 3 Acquisitions, and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent and the Lenders, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

                  5.14 In order to reflect the addition of Bankers Trust Company as a Lender under the Credit Agreement and to reflect the Term A Advance being made pursuant to the terms of this Amendment No. 3, the Administrative Agent shall have received amendments to all Mortgages previously delivered in connection with the Credit Agreement, duly executed by the applicable Loan Party.

                  5.15 In order to reflect the addition of Bankers Trust Company as a Lender under the Credit Agreement and to reflect the Term A Advance being made by Bankers Trust Company pursuant to the terms of this Amendment No. 3, the Administrative Agent shall have received an amendment to the Pledge Agreement relating to shares in PolyVision France duly executed by PolyVision France.

                                   ARTICLE VI.
             ACKNOWLEDGEMENTS, CONFIRMATIONS AND GENERAL AMENDMENTS

                  6.1 APV hereby (i) acknowledges and consents to this Amendment No. 3 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 3;
(iii) confirms and agrees that the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrowers to the Lender

Parties under the Credit Agreement as amended by this Amendment No. 3, and under the New Term A Note; and (iv) confirms and agrees that the Liens and security interests granted by it pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of APV to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations which obligations include the obligations of the Borrowers under the New Term A Note and the Credit Agreement as amended hereby.

                  6.2 All references in the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

                  6.3 All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument and document executed and delivered in connection therewith to "Notes" shall be deemed to include, without limitation, the New Term A Note.

                  6.4 All references in the Credit Agreement, the Collateral Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Term A Advances" or "Advances" (or any other term or terms used in any of such documents to describe or refer to Advances made by the Lender Parties to the Borrowers under the Credit Agreement) shall be deemed to refer to Advances made by the Lender Parties to the Borrowers pursuant to the Credit Agreement as amended and supplemented hereby.

                  6.5 The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 3.

                                  ARTICLE VII.
                   CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT

                  The Credit Agreement and the other agreements to which the Borrowers are parties delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 3 and (b) all references in the Credit Agreement and such other agreements to which the Borrowers are parties to the "Credit Agreement", "thereto",

"thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 3.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

                  8.1 Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

                  8.2 This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York.

                  8.3 No modification or waiver of or with respect to any provisions of this Amendment No. 3 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrowers in any case shall, of itself, entitle them to any other or further notice or demand in similar or other circumstances. This Amendment No. 3, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lender Parties, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

                  8.4 The provisions of this Amendment No. 3 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 3 in any jurisdiction.

                  8.5 This Amendment No. 3 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures may be delivered by fax with the same binding effect as original ink signatures.

                  8.6 This Amendment No. 3 shall be binding upon and inure to the benefit of the Borrowers and their respective successors and the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of the Borrowers under this Amendment No. 3 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed on the date first above written.

                             POLYVISION CORPORATION

                             By  /s/ Gary L. Edwards
                                ----------------------------------------
                             Name: Gary L. Edwards
                             Title:   Chief Financial Officer, Treasurer
                                      and Secretary

                             POSTERLOID CORPORATION

                             By  /s/ Gary L. Edwards
                                ----------------------------------------
                             Name: Gary L. Edwards
                             Title:   Chief Financial Officer, Treasurer
                                      and Secretary

                             GREENSTEEL, INC.

                             By  /s/ Gary L. Edwards
                                ----------------------------------------
                             Name: Gary L. Edwards
                             Title:   Chief Financial Officer, Treasurer
                                      and Secretary

                             FLEET NATIONAL BANK,
                             as Administrative Agent, as European Letter of Credit Bank, as Initial Issuing Bank, as Swing Line Bank, and as a Lender

                             By /s/ Howard J. Diamond
                                ----------------------------------------
                             Name:    Howard J. Diamond
                             Title:   Vice President

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Hagop V. Jazmadarian
                                ----------------------------------------
                             Name:    Hagop V. Jazmadarian
                             Title:   Vice President

                             KBC BANK N.V.,
                             as a Lender under the Credit Agreement and each of the KBC Loan Agreements

                             By /s/ Robert M. Surdan, Jr.
                                ----------------------------------------
                             Name:    Robert M. Surdan, Jr.
                             Title:   Vice President

                             By /s/ Robert Snauffer
                                ----------------------------------------
                             Name:    Robert Snauffer
                             Title:   First Vice President

                             SOVEREIGN BANK

                             By: /s/ Joseph Baker
                                ----------------------------------------
                             Name:    Joseph Baker
                             Title:   Vice President

                             GREATER BAY CORPORATE FINANCE,
                             A DIVISION OF CUPERTINO
                             NATIONAL BANK

                             By: /s/ Mark McElwain
                                ----------------------------------------
                             Name:    Mark McElwain
                             Title:   Vice President

                             SUNTRUST BANK, ATLANTA

                             By: /s/ Daniel J. Bromstad
                                ----------------------------------------
                             Name:    Daniel J. Bromstad
                             Title:   Vice President

                             BANKERS TRUST COMPANY

                             By: /s/ David Bell
                                ----------------------------------------
                             Name:    David Bell
                             Title:   Principal

THE UNDERSIGNED, WHETHER OR NOT CONSENT IS REQUIRED IN RESPECT OF ANY OF THE FOREGOING, HEREBY CONFIRMS, AGREES TO AND ACCEPTS THE TERMS OF THIS AMENDMENT NO. 3 AND CONFIRMS THE TRUTH AND ACCURACY OF THE REPRESENTATIONS AND WARRANTIES RELATING TO THE UNDERSIGNED.

                             APV, INC.

                             By /s/ GARY L. EDWARDS
                                ----------------------------------------
                             Name: Gary L. Edwards
                             Title:   Chief Financial Officer, Treasurer
                                      and Secretary

                           EXHIBIT A TO AMENDMENT AND

                    SUPPLEMENT NO. 2 TO THE CREDIT AGREEMENT

                                   SCHEDULE I
                               TO CREDIT AGREEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES



                        REVOLVING
                          CREDIT
                        COMMITMENT                                           EUROPEAN
                        (LETTERS OF        TERM A           TERM B       LETTER OF CREDIT
  NAME OF LENDER       CREDIT ARE A      COMMITMENT       COMMITMENT         COMMITMENT
                      SUBLIMIT OF THE
                        REVOLVING
                          CREDIT
                      (COMMITMENTS)
-------------------------------------------------------------------------------------------
Fleet National Bank    $2,311,358.43   $3,684,348.04     $7,514,956.15          BEF
                                                                           80,813,700.50
                       (LC = 24.3% x
                      $5,000,000.00 =
                       $1,215,000.00)


-------------------------------------------------------------------------------------------
   KBC Bank N.V.       $1,273,331.46   $2,029,713.87     $4,140,002.67          BEF
                                                                                 0
                       (LC = 13.4% x
-------------------------------------------------------------------------------------------



                           SWINGLINE
                          COMMITMENT       DOMESTIC             EURODOLLAR
                       (A SUBLIMIT OF     LENDING                LENDING
  NAME OF LENDER         THE REVOLVING     OFFICE                OFFICE
                           CREDIT
                          COMMITMENT)


-------------------------------------------------------------------------------------
Fleet National Bank         $3,000,000  One Federal Street     One Federal Street
                                        Boston,                Boston,
                                        Massachusetts 02110    Massachusetts 02110
                                        Fax:     (617)         Fax:     (617)
                                                  346-4375               346-4375
                                        Phone:   (617)         Phone:   (617)
                                                  346-4388               346-4388
-------------------------------------------------------------------------------------
   KBC Bank N.V.                $0      125 West 55th Street   125 West 55th Street
                                        10th Floor             10th Floor
                                        New York, New York     New York, New York
-------------------------------------------------------------------------------------




                        $5,000,000.00 =
                          $670,000.00)



---------------------------------------------------------------------------------------------------
    Sovereign Bank       $1,720,044.00   $2,741,781.93     $5,592,406.23          BEF
                                                                             162,007,863.42
                         (LC = 18.1% x
                        $5,000,000.00 =
                          $905,000.00)
---------------------------------------------------------------------------------------------------
 Greater Bay Corporate   $1,078,782.72   $1,719,599.58     $3,507,463.27          BEF
Finance, a division of                                                       101,608,611.39
Cupertino National Bank  (LC = 11.4% x
                        $5,000,000.00 =
                          $570,000.00)
---------------------------------------------------------------------------------------------------


                                  New York, New York     New York, New York
                                  10019                  10019
                                  Fax: (212) 541-0793    Fax: (212) 541-0793
                                  Phone: (212) 541-0704  Phone: (212) 541-0704
-------------------------------------------------------------------------------
    Sovereign Bank        $0      50 Rowes Wharf         50 Rowes Wharf
                                  Suite 430              Suite 430
                                  Boston, MA 02110       Boston, MA 02110
                                  Fax: (617)             Fax: (617)
                                  Phone: (617)           Phone: (617)
-------------------------------------------------------------------------------
 Greater Bay Corporate    $0      1255 Treat Boulevard   1255 Treat Boulevard
Finance, a division of            Suite 160              Suite 160
Cupertino National Bank           Walnut Creek, CA 94596 Walnut Creek, CA 94596
                                  Fax: (925)-944-7035    Fax: (925)-944-7035
                                  Phone: (925)-979-7255  Phone: (925)-979-7255
-------------------------------------------------------------------------------



     Union Bank of       $1,558,241.70   $2,483,866.06     $5,066,335.84          BEF
   California, N.A.                                                          146,767,994.23
                         (LC = 16.4% x
                        $5,000,000.00 =
                          $820,000.00)

----------------------------------------------------------------------------------------------------
SunTrust Bank, Atlanta   $1,558,241.70   $2,483,866.06     $5,066,335.94          BEF
                                                                             146,767,994.23
                         (LC = 16.4% x
                        $5,000,000.00 =
                          $820,000.00)

----------------------------------------------------------------------------------------------------
 Bankers Trust Company         $0        $10,000,000.00         $0                BEF
                                                                                   0






----------------------------------------------------------------------------------------------------


     Union Bank of            $0      445 South Figueroa     445 South Figueroa
   California, N.A.                   Street                 Street
                                      18th Floor             18th Floor
                                      Los Angeles, CA 90071  Los Angeles, CA 90071
                                      Fax: (213)-236-7636    Fax: (213)-236-7636
                                      Phone: (213) 236-5562  Phone: (213) 236-5562
-----------------------------------------------------------------------------------
SunTrust Bank, Atlanta        $0      25 Park Place          25 Park Place
                                      26th Floor             26th Floor
                                      Atlanta, GA 30303      Atlanta, GA 30303
                                      Fax: (404) 575-2693    Fax: (404) 575-2693
                                      Phone: (404) 724-3446  Phone: (404) 724-3446
-----------------------------------------------------------------------------------
 Bankers Trust Company        $0      130 Liberty Street     130 Liberty Street
                                      29th Floor             29th Floor
                                      MS 2291                MS 2291
                                      New York, NY 10006     New York, NY 10006
                                      Fax: (212) 669-1532    Fax: (212) 669-1532
                                      Phone: (212) 250-8302  Phone: (212) 250-8302
-----------------------------------------------------------------------------------
